Exhibit 10.1
FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT
This First Amendment to Securities Purchase Agreement (this “First Amendment”) is entered into as of April 4, 2022 (the “First Amendment Effective Date”) by and among Evofem Biosciences, Inc., a Delaware corporation (the “Company”), Adjuvant Global Health Technology Fund, LP, and Adjuvant Global Health Technology Fund, DE, LP (the “Purchasers”).
RECITALS
WHEREAS, the Company and the Purchasers are party to that certain Securities Purchase Agreement, dated as of October 14, 2020 (the “Purchase Agreement”), pursuant to which the Purchasers purchased certain convertible promissory notes (the “Notes”; together with the Purchase Agreement , the “Transaction Documents”) of the Company;
WHEREAS, pursuant to Section 10.8 of the Purchase Agreement, any term of the Purchase Agreement or the Notes may be amended only with the written consent of the Company and the Purchasers holding a majority of the outstanding balance, in the aggregate, of all Notes issued pursuant to the Purchase Agreement (the “Requisite Purchasers”);
WHEREAS, the undersigned Purchasers constitute the Requisite Purchasers; and
WHEREAS, the Company and the Purchasers wish to amend the Purchase Agreement to address the provisions set forth herein effective as of the First Amendment Effective Date.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
1.    Definitions; References; Continuation of Purchase Agreement. Unless otherwise specified herein, each capitalized term used herein that is defined in the Purchase Agreement shall have the meaning assigned to such term in the Purchase Agreement. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement”, the “Securities Purchase Agreement” and each other similar reference, contained in the Purchase Agreement and any other Transaction Document shall from and after the date hereof refer to the Purchase Agreement as amended hereby. Except as amended or waived hereby, all terms and provisions of the Purchase Agreement and the Notes shall continue unmodified and remain in full force and effect.
2.    Amendment to the Purchase Agreement.
2.1    Amendment to Section 1.1 of the Purchase Agreement. Effective as of the First Amendment Effective Date, Section 1.1 of the Purchase Agreement is hereby amended to add new defined terms “Financing,” “Qualified Financing Threshold,” and “Underwritten Financing” as set forth below:
“Financing” means any offering and sale by the Company of Equity Securities after the First Amendment Effective Date for the principal purpose of raising capital.
“Qualified Financing Threshold” means the closing of a single Underwritten Financing resulting in aggregate gross proceeds to the Company of at least $20,000,000.00.

“Reverse Split Effective Date” means the date of effectiveness of a reverse stock split of the Common Stock as described in that certain Definitive Proxy Statement of the Company filed with the SEC on March 30, 2022.
“Underwritten Financing” means any marketed and underwritten public offering and sale by the Company of Equity Securities after the First Amendment Effective Date for the principal purpose of raising capital.
2.2    Amendment to Section 4.1 of the Purchase Agreement. Effective as of the Reverse Split Effective Date, the first paragraph of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“Optional Conversion. Subject to the limitations set forth in Sections 4.4 and 4.5, at the option of each Purchaser, each Purchaser shall have the right to convert all or any portion of the Notes held by such Purchaser at any time into Common Stock at a conversion price (the “Conversion Price”) equal to the lesser of (i) $0.36186 and (ii) 100% of the lowest price per share of Common Stock (or, as applicable with respect to any Equity Securities convertible into Common Stock, 100% of the applicable conversion price) which the Company sells securities in any Financing until the Company has met the Qualified Financing Threshold (including such Underwritten Financing that achieves the threshold).”
2.3    Amendment to Section 4.2 of the Purchase Agreement. Effective as of the achievement of the Qualified Financing Threshold, the first paragraph of Section 4.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“Automatic Conversion. The Outstanding Balance shall automatically convert into shares of Common Stock at the Conversion Price immediately following the earliest of (a) the time at which the 30-day VWAP of a share of the Common Stock is $10.00, or (b) the time at which the Company achieves cumulative net sales from the sales of Phexxi (determined in accordance with GAAP) of $100,000,000; provided, however, that clause (b) above be of no further force or effect as of and after July 1, 2023.”
2.4    Amendment to Section 7.1(e) of the Purchase Agreement. Effective as of the achievement of the Qualified Financing Threshold, Section 7.1(e) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“by no later than June 30, 2023, the Company shall have recognized cumulative net sales from sales of Phexxi (determined in accordance with GAAP) of at least $100,000,000;”
3.    Miscellaneous.
3.1    Governing Law. This First Amendment shall be governed in all respects by and construed in accordance with the laws of the State of New York without regard to provisions regarding choice of laws.
3.2    Entire Agreement. This First Amendment, together with the Purchase Agreement, the Notes, the other Note Documents, and the Exhibits to the Purchase Agreement and thereto (all of which are hereby expressly incorporated herein by this reference) constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

3.3    Titles and Subtitles. The titles of the sections and clauses of this First Amendment are for convenience of reference only and are not to be considered in construing this First Amendment.
3.4    Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery by facsimile or e-mail of an executed counterpart of a signature page shall be effective as delivery of an original executed counterpart.
3.5    Severability. Should any provision of this First Amendment be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this First Amendment.
[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Securities Purchase Agreement to be effective as of the date first above written.
EVOFEM BIOSCIENCES, INC.

By: /s/ Justin J. File
Name: Justin J. File
Title: Chief Financial Officer
Address:
12400 High Bluff Drive, Suite 600
San Diego, CA

Email:

Signature Page to First Amendment to Securities Purchase Agreement

ADJUVANT GLOBAL HEALTH TECHNOLOGY FUND, LP
as a Purchaser
By: Adjuvant Capital GP, L.P., its General Partner
By: Adjuvant Capital Management, LLC, its General Partner

By: /s/ Jenny Yip
Name: Jenny Yip
Title: Co-President
Address:
445 Fifth Ave, #20D
New York, NY 10016

Email:

Signature Page to First Amendment to Securities Purchase Agreement

ADJUVANT GLOBAL HEALTH TECHNOLOGY FUND DE, LP,
as a Purchaser
By: Adjuvant Capital GP, L.P., its General Partner
By: Adjuvant Capital Management, LLC, its General Partner

By: /s/ Jenny Yip
Name: Jenny Yip
Title: Co-President
Address:
445 Fifth Ave, #20D
New York, NY 10016

Email:

Signature Page to First Amendment to Securities Purchase Agreement